UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2019

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)
220 Alhambra Circle
Coral Gables, Florida 33134
(Address of principal executive offices)

(305) 460-8728
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	NASDAQ
Class B Common Stock	AMTBB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the current report on Form 8-K, dated December 4, 2019, that was filed with the Securities and Exchange Commission (the "SEC") on December 9, 2019 (the "Original Form 8-K") by Amerant Bancorp Inc. (the "Company"), reporting the Company's decision to: (i) dismiss Pricewaterhouse Coopers LLP ("PwC") as its independent registered public accounting firm following the completion of its procedures on the financial statements of the Company as of and for the year ended December 31, 2019 and the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2019 (the "Form 10-K"); and (ii) the appointment of RSM US LLP ("RSM") as its independent registered public accounting firm for the fiscal year ending December 31, 2020 following the filing of the Form 10-K and subject to completion of RSM's standard client acceptance procedures. The Form 10-K was filed on March 16, 2020.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

As previously announced in the Original Form 8-K, the Audit Committee of the Board of Directors of the Company approved the appointment of RSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, following the Company’s filing of the Form 10-K and subject to completion of RSM's standard client acceptance procedures. PwC continued as the Company's independent registered public accounting firm for the year ended December 31, 2019. On March 16, 2020, when the Company filed its Form 10-K for the year ended December 31, 2019 with the SEC, PwC completed its audit of the Company's consolidated financial statements for such year, and the Company's engagement of PwC as its independent registered public accounting firm ended as of that date. RSM has completed its standard client acceptance procedures and RSM and the Company have executed an engagement letter relating to the Company's engagement of RSM as the Company's independent registered public accounting firm for the year ending December 31, 2020, effective as of March 16, 2020.
PwC’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and December 31, 2019 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the Company’s two (2) most recent fiscal years and the subsequent interim period through March 16, 2020, there were:
(i)    no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and
(ii)    no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided PwC with a copy of this Form 8-K prior to its filing with the SEC and requested PwC to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of PwC’s letter dated March 19, 2020 is attached as Exhibit 16.1 to this Form 8-K/A.
During the Company’s two most recent fiscal years and the subsequent interim period through March 16, 2020 preceding RSM’s appointment, neither the Company nor anyone on its behalf consulted RSM regarding either:
(i)    the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that RSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii)    any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Exhibit
16.1	Letter from PricewaterhouseCoopers LLP, dated March 19, 2020, to the U.S. Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2019	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
Name: Julio V. Pena
Title: Senior Vice President and Assistant Corporate Secretary